Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
AMENDMENT NUMBER 1
TO SEMICONDUCTOR PATENT LICENSE AGREEMENT

This Amendment Number 1 (“Amendment 1”) amends that certain Semiconductor Patent License Agreement between Rambus Inc., and Micron Technology, Inc. effective December 1, 2013 (“Patent License Agreement”), and is effective as of the 2nd day of September, 2020 (the “Amendment 1 Effective Date”). Rambus, on behalf of itself and all of its subsidiaries (collectively, “Rambus”) and Micron Technology, Inc., on behalf of itself and all of its subsidiaries (collectively, “Micron”) (Rambus and Micron together, the “Parties”), and in consideration of the covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
TERMS AND CONDITIONS
1.    Capitalized terms in this Amendment 1 shall have the meaning assigned to them in the Patent License Agreement. Notwithstanding the foregoing, for all purposes hereunder:
(i)    [***]

(ii)    [***]
(iii)    [***]
(iv)    [***]
2.    Section 1.87(a)(ii) of the Patent License Agreement is hereby stricken and replaced in its entirety with the following:

(ii) [***]

3.    Section 7.1(d)(i) of the Patent License Agreement is hereby stricken and replaced in its entirety with the following:

(i) renew the Term-Product License for a single four-year renewal term upon the expiration of the Initial Term-Product License Period, in accordance with its terms, on the Expiration Date (such renewal term, the “Initial Term-Product License Renewal Period”); and,

4.    Section 7.1(e) is hereby amended and restated as new Section 7.1(f).

5.    A new Section 7.1(e) shall be inserted immediately following Section 7.1(d), and shall read as follows:
(e) [***]
6. As of the Amendment 1 Effective Date, Micron affirmatively elects to exercise the option to renew the Patent License Agreement pursuant to Section 7.1(d)(i) thereof and the other terms and conditions herein.
7. Rambus hereby provides notice to Micron for all purposes hereunder that Rambus’ corporate headquarters is now 4453 North First Street, Suite 100, San Jose, CA 95134.
IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement effective as of September 2, 2020.

Micron Technology, Inc.	Rambus Inc.

/s/ David Zinsner	/s/ Rahul Mathur
Signature	Signature

David Zinsner	Rahul Mathur
Printed Name	Printed Name

SVP & CFO	SVP & CFO
Title	Title

9/2/2020	9/2/2020
Date	Date